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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported) December 14, 2000
                                                        -----------------


                            Delta Funding Corporation
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


       New York                        333-96001              11-2609517
-----------------------------          ---------------        ----------------
(State or other jurisdiction           (Commission            (IRS Employer
 of incorporation)                     File Number)           ID Number)


1000 Woodbury Road, Woodbury,  New York                                  11797
--------------------------------------------------------------------------------
 (Address of principal executive offices)                            (Zip Code)

Registrant's Telephone Number,
 including area code:                                       (516) 364-8500
                                                            ---------------


                                       N/A
       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.


                  This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement dated as of December 1, 2000, among Delta Funding Corporation, as seller, Countrywide Home Loans, Inc., as servicer, and Wells Fargo Bank Minnesota, National Association, as trustee (the "Pooling and Servicing Agreement"), in connection with the issuance by Delta Funding Home Equity Loan Trust 2000-4 of Home Equity Loan Asset-Backed Certificates, Series 2000-4.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

          4.1     Pooling and Servicing Agreement.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            DELTA FUNDING CORPORATION


                                            By:  /s/ Dawn Ceccarini
                                               -------------------------
                                               Name:  Dawn Ceccarini
                                               Title: Vice President


Dated:  December 14, 2000

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                                  EXHIBIT INDEX
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Exhibit                                                             Page
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 4.1     Pooling and Servicing Agreement.